EXHIBIT 21

SUBSIDIARIES OF FLOWERS FOODS, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
14th Street Baking Co. of Birmingham, LLC	Alabama
Baily Street Bakery, LLC	Alabama
Flowers Bakery of Montgomery, LLC	Alabama
Flowers Baking Co. of Birmingham, LLC	Alabama
Flowers Baking Co. of Opelika, LLC	Alabama
Flowers Baking Co. of Tuscaloosa, LLC	Alabama
Fast Food Services, Inc.	Arizona
Holsum Bakery of Tolleson, LLC	Arizona
Holsum Bakery, Inc.	Arizona
Holsum Holdings, LLC.	Arizona
Flowers Bakery of Texarkana, LLC	Arkansas
Flowers Baking Co. of Batesville, LLC	Arkansas
Flowers Baking Co. of Pine Bluff, LLC	Arkansas
Fort Smith Baking Co., LLC	Arkansas
Flowers Baking Co. of California, LLC	California
Flowers Baking Co. of Modesto, LLC	California
Flowers Baking Co. of Sacramento, LLC	California
Flowers Baking Co. of Stockton, LLC	California
Flowers Baking Co. of Denver, LLC	Colorado
C&G Holdings, Inc.	Delaware
CK Sales Co., LLC	Delaware
Flowers Bakeries Brands, LLC	Delaware
Flowers Finance II, LLC	Delaware
Flowers Finance, LLC	Delaware
Southern Bakeries, Inc.	Delaware
Busch Drive Baking Co. of Jacksonville, LLC	Florida
Flowers Baking Co. of Bradenton, LLC	Florida
Flowers Baking Co. of Florida, LLC	Florida
Flowers Baking Co. of Jacksonville, LLC	Florida
Flowers Baking Co. of Miami, LLC	Florida
Flowers Baking Co. of Orlando, LLC	Florida
Derst Baking Company, LLC	Georgia
FBC Georgia, LLC	Georgia
Flowers Bakeries, LLC	Georgia
Flowers Bakery of Atlanta, LLC	Georgia
Flowers Bakery of Suwannee, LLC	Georgia
Flowers Baking Co. of McDonough, LLC	Georgia
Flowers Baking Co. of Thomasville, LLC	Georgia
Flowers Baking Co. of Tucker, LLC	Georgia
Flowers Baking Co. of Tyler, LLC	Georgia
Flowers Baking Co. of Villa Rica, LLC	Georgia

Flowers Foil Company, LLC	Georgia
Flowers Foods Specialty Group, LLC	Georgia
Flowers Frozen Desserts, LLC	Georgia
Flowers Frozen Distributors, LLC	Georgia
Flowers Specialty Foodservice Sales, LLC	Georgia
Flowers Baking Co. of Hodgkins, LLC	Illinois
Flowers Baking Co. of Peoria, LLC	Illinois
Flowers Baking Co. of Columbus, LLC	Indiana
Flowers Baking Co. of Waterloo, LLC	Iowa
Specialty Blending Co., LLC	Iowa
Flowers Baking Co. of Kansas City, LLC	Kansas
Flowers Baking Co. of Lenexa, LLC	Kansas
Flowers Bakery of London, LLC	Kentucky
Flowers Baking Co. of Bardstown, LLC	Kentucky
Flowers Baking Co. of Alexandria, LLC	Lousianna
Flowers Baking Co. of Baton Rouge, LLC	Lousianna
Flowers Baking Co. of Lafayette, LLC	Lousianna
Flowers Baking Co. of New Orleans, LLC	Lousianna
Flowers Baking Co. of Biddeford, LLC	Maine
Lepage Bakeries Cedar Street, LLC	Maine
Lepage Bakeries Park Street, LLC	Maine
Lepage Leasing, LLC	Maine
El Paso Baking Co. de Mexico, S.A. de C.V.	Mexico
Flowers Baking Co. of Booneville, LLC	Missouri
Flowers Baking Co. of Henderson, LLC	Nevada
Flowers Bakery of Winston-Salem, LLC	North Carolina
Flowers Baking Co. of Jamestown, LLC	North Carolina
Flowers Baking Co. of Newtown, LLC	North Carolina
Flowers Baking Co. of Rocky Mount, LLC	North Carolina
Franklin Baking Company, LLC	North Carolina
Flowers Baking Co. of Tulsa, LLC	Oklahoma
Flowers Baking Co. of Oxford, Inc. (f/k/a Tasty Baking Oxford, Inc.)	Pennsylvania
Tasty Baking Company (f/k/a Compass Merger Sub, Inc.	Pennsylvania
TBC Financial Services, Inc.	Pennsylvania
Flowers Specialty Brands, LLC	South Carolina
Flowers Bakery of Cleveland, LLC	Tennessee
Flowers Bakery of Crossville, LLC	Tennessee
Flowers Baking Co. of Knoxville, LLC	Tennessee
Flowers Baking Co. of Memphis, LLC	Tennessee
Flowers Baking Co. of Morristown, LLC	Tennessee
Flowers Baking Co. of Nashville, LLC	Tennessee
Flowers Specialty Snack Sales, Inc.	Tennessee
Monroe Avenue Baking Co. of Memphis, LLC	Tennessee
Austin Baking Co., LLC	Texas
Corpus Christi Baking Co., LLC	Texas
Flowers Baking Co. of Denton, LLC	Texas

Flowers Baking Co. of El Paso, LLC	Texas
Flowers Baking Co. of Houston, LLC	Texas
Flowers Baking Co. of San Antonio, LLC	Texas
Flowers Baking Co. of Texas, LLC	Texas
Leeland Baking Co., LLC	Texas
Leo’s Foods, Inc.	Texas
San Antonio Baking Co., LLC	Texas
Flowers Baking Co. of Northwood, LLC	Utah
Flowers Baking Co. of Ogden, LLC	Utah
Lepage Bakeries Brattleboro, LLC	Vermont
Flowers Baking Co. of Lynchburg, LLC	Virginia
Flowers Baking Co. of Norfolk, LLC	Virginia
Flowers Baking Co. of West Virginia, LLC	West Virginia
Storck Baking Company, LLC	West Virginia